PROSPECTUS

                             Dated December 20, 2005


                             AMIDEX(TM) Funds, Inc.

                               630-A Fitzwatertown
                             Willow Grove, PA 19090
                                 1-888-876-3566

                         AMIDEX35(TM) ISRAEL MUTUAL FUND

AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of two portfolios, the AMIDEX35 Israel Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund.

The AMIDEX35 Israel Mutual Fund (the "Fund") offers No-Load shares by this Prospectus. This means that 100% of your investment is placed in shares of the Fund, and you are not subject to front or back-end sales charges. You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. The Fund also offers other share classes that are subject to sales charges and loads and that have different ongoing fees and expenses. To obtain a prospectus containing information about the Fund's other share classes, please contact the Fund.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME

TABLE OF CONTENTS

THE BASICS ABOUT THE FUND                                                      1

FEES AND EXPENSES                                                              5

ADDITIONAL INVESTMENT INFORMATION                                              7

THE FUND'S INVESTMENT ADVISER                                                 10

HOW TO BUY AND SELL SHARES                                                    11

DIVIDENDS AND DISTRIBUTIONS                                                   15

TAX CONSIDERATIONS                                                            15

GENERAL INFORMATION                                                           16

FOR MORE INFORMATION                                                          20

RISK/RETURN SUMMARY

THE FUND'S INVESTMENT OBJECTIVE IS: Long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES ARE:

- Investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX35 Index (the "Index").

- The Index tracks the performance of the 35 largest Israeli companies traded on the Tel Aviv Stock Exchange, NYSE or the NASDAQ. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to $3 billion. As of August 31, 2005, Index companies ranged in size from $530 million to $22 billion.

- The Index name, rules, method of calculation, and proprietary data are owned by TransNations Investments, LLC ("TNI"). TNI developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Indices. TNI has entered into agreements with various companies to perform ongoing calculations and to publish the Indices. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

- Employing a "passive management" approach to investing the Fund's assets. This means that the Fund normally will invest in all of the companies in their respective Indices, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, each Fund seeks also to replicate the performance of its related Index.

- The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.

STOCK RISK - The Fund invests in the stocks of companies included in the AMIDEX35 Index. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.

DIVERSIFICATION RISK - The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the AMIDEX35 Index. The AMIDEX35 Index is currently comprised of 35 companies, and some of these companies represent a large percentage of the Index. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund. As of August 31, 2005, six companies each individually comprise more than 5% of the Index and together made up about 48% of the Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.

INDEX RISK - The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform or under-perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

PORTFOLIO TURNOVER RISK - The Index is adjusted to add or delete companies once per year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.

SECTOR RISK - The AMIDEX35 Israel Mutual Fund includes companies that are identified as Israeli companies, either because they trade on the Tel Aviv Stock Exchange, or they trade on U.S. Exchanges and meet Index rules for inclusion as Israeli companies. Investing in a single market sector is riskier that investing a variety of market sectors.

FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

i. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.

ii. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.

iii. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.

iv. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. Although the Funds will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

v. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor.

vi. Transactions in foreign securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for a Fund to liquidate positions, thereby causing delays in the Fund's receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurring of interest costs on debt to cover the period required until the receipt of the proceeds from these same securities.

Because the AMIDEX35 Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

FREQUENT TRADING RISK - While the Funds do not solicit and are not designed for short-term trading (hereinafter referred to as "frequent trading" or "marketing timing"), such activity may occur in the Funds. Such trading may result in a dilution in the value of shares held by long-term shareholders. It may create transaction costs that are borne by all shareholders and it may disrupt the orderly management of a Fund's portfolio investments, thereby increasing expenses to the shareholders and harming performance.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table show how the Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

  [The following table was represented as a bar chart in the printed material.]

                 Year-by-Year Total Return as of December 31st

            2000        2001        2002         2003        2004
            ----        ----        ----         ----        ----
           19.15%     -44.56%     -39.55%       56.03%      14.89%


The bar chart above does not reflect any applicable sales charges which would reduce returns.

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2005, was -3.76%.

              AVERAGE ANNUAL TOTAL RETURNS FOR CLASS NO LOAD SHARES
                        For the Period Ending 12/31/2004

(Results do not reflect taxes and do not include a sales charge; if a sales charge were included, results would be lower.)

-------------------------------------------------------------------------------------------------------------
                             1 Year                     5 Years                    Since Inception
                                                                                   6/8/1999
-------------------------------------------------------------------------------------------------------------
Return Before Taxes          14.89%                     -6.47%                     0.41%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on        14.89%                     -6.56%                     0.32%
Distributions
-------------------------------------------------------------------------------------------------------------
Return After Taxes on         9.68%                      -5.42%                     0.31%
Distributions and Sale of
Fund Shares
-------------------------------------------------------------------------------------------------------------
S&P 500 Index                10.88%                     -2.30%                     0.00%*
-------------------------------------------------------------------------------------------------------------

* The S&P 500 Index returned zero percent change over the period of time specified.

Highest/Lowest quarterly results during this time period were:
HIGHEST         39.46% (quarter ended June 30, 2003)
LOWEST         -39.37% (quarter ended September 30, 2001)

Both charts assume reinvestment of dividends and other distributions. For current performance information, call 1-888-876-3566.

Class No Load Shares were first offered on June 8, 1999.

"S&P 500" and the "S&P" are registered service marks of Standard & Poors, a division of McGraw-Hill Companies Inc., which does not sponsor and is in no way affiliated with the Fund. The table shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class No Load Shares and may vary for other classes of shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect act of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For more detailed performance information, please read the audited annual reports. You may receive a copy of the Fund's annual reports, free of charge, by calling the Fund at 888- 876-3566. A copy will be sent to you within three days of your request.

                                FEES AND EXPENSES

 THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS. SHAREHOLDER FEES ARE CHARGED DIRECTLY TO YOUR ACCOUNT. ANNUAL FUND OPERATING EXPENSES ARE DEDUCTED FROM FUND ASSETS AND ARE THEREFORE PAID INDIRECTLY BY YOU AND OTHER SHAREHOLDERS OF THE FUND.

------------------------------------------------------------------------------------------------------
                                    SHAREHOLDER FEES:
                        (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                              None
(As a percentage of offering price)
------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) (As a percentage of redemption proceeds)                 None
------------------------------------------------------------------------------------------------------
REDEMPTION FEES (as a percentage of amount redeemed, if applicable)(1)                        2.00%
------------------------------------------------------------------------------------------------------
EXCHANGE FEES                                                                                 None
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                             ANNUAL FUND OPERATING EXPENSES:
                      (Expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                             0.80%
------------------------------------------------------------------------------------------------------
SERVICE AND DISTRIBUTION (12B-1) FEES (2)                                                   0.25%
------------------------------------------------------------------------------------------------------
OTHER EXPENSES (3)                                                                          2.48%
------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (4)                                                    3.53%
------------------------------------------------------------------------------------------------------

      1. You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees. The fund may not always be always successful in recouping the redemption penalties for share sold through certain securities brokers or other financial organizations.

      2. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      3. These fees include a 0.10 percent fee per an Administrative Agreement between the Fund and the Adviser.

      4. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described herein, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
     One Year            Three Years           Five Years        Ten Years
--------------------------------------------------------------------------------
       $559                 $1,083               $1,831            $3,801
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
     One Year            Three Years           Five Years        Ten Years
--------------------------------------------------------------------------------
       $356                 $1,083               $1,831            $3,801
--------------------------------------------------------------------------------

If you hold your shares for less than 365 days, a fee of 2.00% of the net amount redeemed of your Fund shares will be charged to you as an early redemption fee.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's principal investment objective and strategy have been summarized in the "Basics About the Funds" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the AMIDEX35 Index, in approximately the same percentages as those companies are included in the Index.

Investing the Fund's assets primarily in its Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?

Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 2005, over one million immigrants arrived, increasing Israel's population by approximately 21%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $90 billion.

THE AMIDEX35 INDEX

The AMIDEX35 Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market and the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1.    It must be a publicly traded "Israeli" company, as defined above; and

2. It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not be replaced until the beginning of the following year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the following year. During the first ten business days of each year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index. Currently, TNI is responsible for calculating and publishing the Index. Business Graph Group has no affiliation with the Funds, the Adviser, or any of the Funds' other service providers. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from an Index, the Fund or its Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Funds will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Funds will vary from that of the Indexes as a result of such expenses.

The Fund or its Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between an Index and its related Fund. This means that the Fund or its Adviser will attempt to replicate at least 95% of the Index's performance. Correlation between performance of the Fund and the performance of the Index will be measured after Fund expenses. The Fund's Adviser, will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If a Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratio or changing the Fund's investment strategy of investing in the Index.

The Fund's Board has determined that, in order to construct each Fund's portfolio to fully reflect the performance of its respective Index, each Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Fund or its Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. You should be aware that there is no assurance that the Fund or its Adviser will be successful in replicating the performance of an Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

The AMIDEX35 Israel Mutual Fund is nondiversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Because the AMIDEX35 Israel Mutual Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies.

Because the fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A select list of the Fund's portfolio holdings as of each calendar quarter-end is available on the Fund's website at www.amidex.com within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports will be available by contacting AMIDEX Funds, Inc c/o Matrix Capital Group 630-A Fitzwatertown Rd. 2nd Fl. Willow Grove, PA 19090 or calling 1-888-876-3566.

FUND MANAGEMENT

THE FUND'S INVESTMENT ADVISER

Index Investments LLC, with offices at 2621 Van Buren Ave. Norristown, PA 19403, (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund.

For the fiscal year ended May 31, 2005, the fund paid 0.80% of its average net assets to the Adviser for advisory services.

PORTFOLIO MANAGERS

Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Mr. Goldstein owns a 55% interest in and controls the Adviser. Clifford A. Goldstein is an affiliated person of the Adviser and acts as Directors of the Company. Gadi Beer is the Chief Operating Officer, and is responsible for all day-to-day operations of the funds. Mr. Beer has served as Research Analyst and Vice President since 1999. Mr. Goldstein also has served as President and as a Director of AMIDEX Funds, Inc. since 1999.

Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Funds pursuant to an investment services agreement with the Funds dated October 1, 2003 (the "Agreement").

ADVISORY AGREEMENT

The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index.

The Adviser will invest the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund will pay the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.80% of the Fund's net assets. The Adviser will furnish, at its own expense, office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser will also pay all expenses of marketing shares of the Fund, and related bookkeeping.

The Adviser will also provide administrative services to the Fund pursuant to an Administrative Agreement at an annual rate of 0.10% of the Funds' assets for services including but not limited to assisting with layout, typesetting and production assistance, as well as review and supervision of Fund filing and reports; coordinating supervision and assisting in preparation and mailing of shareholder communications and reports; facilitation of communication between Fund providers; assistance in preparation preparing and maintaining materials for Directors meetings including meeting notices, consents, agendas, minutes, attendance records, resolutions, compliance forms, and minute books, and coordinating preparation of necessary reports, data and materials by other service providers for presentation to the Board. The Fund will pay a fee at an annual rate of 0.10% of the Funds assets.

DETERMINING SHARE PRICES

Net Asset Value (NAV) Calculation

The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open.

NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.

When the fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the Board.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing

The fund's Board has determined to fair value securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds. Fair value involves subjective judgment. It is possible that the Fair Value determined for a security may differ materially from value redeemed on sale.

                           HOW TO BUY AND SELL SHARES

BUYING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                         The AMIDEX35 Israel Mutual Fund
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Bulilding A, Second Floor
                             Willow Grove, PA 19090.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

MINIMUM INVESTMENTS

The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase Class No-Load shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Funds shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-215-659-1000.

You may direct inquiries concerning the Fund to:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.
                                 1-888-876-3566

REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.

To be in "proper form," your redemption request must:

      1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

      2. Be signed by all owners exactly as their names appear on the account; and

      3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request. Signature Guarantees.

A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

      1.    establishing certain services after the account is opened;

      2.    requesting redemptions in excess of $10,000;

      3.    redeeming or exchanging shares, when proceeds are:

            a.    being mailed to an address other than the address of record,

            b.    made payable to other than the registered owner(s); or

            c.    transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable redemption fees. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. (Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a contingent deferred sales charge under certain circumstances. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

MARKET TIMING POLICY

The Board of Directors has adopted an anti-Market Timing Policy. LATE TRADING:
Late trading is an illegal activity and is prohibited. All orders must be received by 4:00 p.m. eastern time to be executed at that day's NAV.

MARKET TIMING: The Fund is not intended for market timing or other abusive trading practices. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. AMIDEX will not knowingly permit investors to excessively trade the Fund. However, purchase and sale orders may be received through financial intermediaries that AMIDEX and the transfer agent cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by these intermediaries. To minimize harm to the Fund and its shareholders, AMIDEX reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that AMIDEX believes are made on behalf of market timers.

You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees. The fund may not always be always successful in recouping the redemption penalties for share sold through certain securities brokers or other financial organizations.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

DISTRIBUTION FEES

AMIDEX Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended for the Funds. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the Funds.

Under the Class No-Load Plan, the Class No-Load shares of the Funds compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Funds' average daily net assets attributable to Class No-Load shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends May 31, with a report containing audited financial statements.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial data included in the table below, for the years 2001 and 2002, have been audited by Deloitte & Touche, LLP and for the years 2003, 2004 and 2005 by Cohen McCurdy, Ltd. The information in the tables below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund.

                                            For the Year       For the Year     For the Year       For the Year       For the Year
                                               Ended              Ended            Ended               Ended              Ended
                                            May 31, 2005       May 31, 2004     May 31, 2003       May 31, 2002       May 31, 2001
                                            ------------       ------------     ------------       ------------       ------------
Net Asset Value, Beginning of Period         $    9.29           $    7.76        $    6.39           $   12.41         $    17.05
                                             ---------           ---------        ---------           ---------         ----------

Investment Operations:

        Net investment loss (a)                  (0.15)              (0.19)           (0.18)              (0.14)             (0.22)
        Net realized and unrealized
        gain (loss) on investments                1.42                1.72             1.55               (5.88)             (4.22)
             Total from investment operations     1.27                1.53             1.37               (6.02)             (4.44)
                                             ---------           ---------        ---------           ---------         ----------
Distributions:
        From net realized capital gain              --                  --               --                  --              (0.20)
                                             ---------           ---------        ---------           ---------         ----------

             Total distributions                    --                  --               --                  --              (0.20)
                                             ---------           ---------        ---------           ---------         ----------

Paid in capital from redemption fees (b)            --
                                             ---------

Net Asset Value, End of Period               $   10.56           $    9.29        $    7.76           $    6.39         $    12.41
                                             =========           =========        =========           =========         ==========

Total Return (c)                                 13.67%              19.72%           21.44%             (48.51)%           (26.37)%

Ratios/Supplemental Data
        Net assets, end of period
         (in 000's)                          $   9,489           $   8,454        $   6,799           $   5,360         $   11,462

        Ratio of expenses to average
         net assets:                              3.53%               3.47%            3.53%               2.20%              2.20%

        Ratio of net investment loss to
          average net assets:                    (1.61)%             (2.21)%          (3.02)%             (1.61)%            (1.36)%
        Portfolio turnover rate                  10.39%              14.62%            8.72%              27.70%             41.60%


(a)   Net investment loss per share is based on average shares outstanding.

(b)   Redemption fees resulted in less than $0.01 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At AMIDEX Funds Inc., we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

o     The Fund's investment adviser; and

o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.

FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To receive information without charge concerning the Fund, or to request a copy of the SAI, Annual or Semi-Annual Report, or to make other inquiries, please contact the Fund at:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.
                                 (888) 876-3566

Or visit our website at:

                       http://www.amidex.com/download.htm

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. Investment Company Act Reg. No. 811-09123

                                   PROSPECTUS

                             Dated December 20, 2005

                           The AMIDEX(TM) Funds, Inc.

                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.
                                 1-888-876-3566

                         AMIDEX35(TM) Israel Mutual Fund
                                       and
             AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund

AMIDEX Funds, Inc. (the "Company") is an open-end investment management company currently consisting of two portfolios, the AMIDEX35 Israel Mutual Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund.

The Funds offers two share classes by this Prospectus. These share classes are sold to the public through brokers, dealers, and other financial service organizations.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME

TABLE OF CONTENTS

THE BASICS ABOUT THE FUND                                                      3

FEES AND EXPENSES                                                              5

ADDITIONAL INVESTMENT INFORMATION                                              6

THE FUND'S INVESTMENT ADVISER                                                  9

HOW TO BUY AND SELL SHARES                                                     9

DIVIDENDS AND DISTRIBUTIONS                                                   14

TAX CONSIDERATIONS                                                            14

GENERAL INFORMATION                                                           15

FOR MORE INFORMATION                                                          16

RISK/RETURN SUMMARY

THE FUNDS' INVESTMENT OBJECTIVE IS: Long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES ARE:

- Investing at least 95% of the Funds' total assets in the common stock of companies listed on the AMIDEX35 Index and the AMIDEX Cancer Innovations & Healthcare Index respectively.

      The AMIDEX35 Index tracks the performance of the 35 largest Israeli companies traded on the Tel Aviv Stock Exchange, NYSE or the NASDAQ. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to $3 billion. As of August 31, 2005, Index companies ranged in size from $530 million to $22 billion.

      The Cancer Innovations & Healthcare Index tracks the performance of publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment. The performance of the companies in the Index may be determined by factors unrelated to products and services focused on cancer detection and treatment. When the Index was first calculated on November 1, 2000, the companies in the Index ranged in size from approximately $50 million to $300 billion in market capitalization. As of August 31, 2005, Index companies ranged in size from $100 million to $186 billion.

- The Indices names, rules, methods of calculation, and proprietary data are owned by TransNations Investments, LLC ("TNI"). TNI developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Indices. TNI has entered into agreements with various companies to perform ongoing calculations and to publish the Indices. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

- Employing a "passive management" approach to investing the Fund's assets. This means that the Funds normally will invest in all of the companies in their respective Indices, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index. The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS ARE:

- GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.

- STOCK RISK - The Fund invests in the stocks of companies included in the Index. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.

- DIVERSIFICATION RISK - The Funds are "non-diversified" Funds because they primarily invest in the companies that are included in their respective Indices. The AMIDEX35 Index currently includes 35 companies, and some of those companies represent a large percentage of the Index. This may cause the performance of a funds to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund. As of August 31, 2005, six Index companies each individually comprised more than 5% of the Index and together made up about 48% of the Index. The Cancer Innovations & Healthcare Index currently includes 45 companies, and some of those companies represent a large percentage of the Index. As of August 31, 2005, three Index companies each individually comprised more than 5% of the Index and together made up about 41% of the Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.

- INDEX RISK - The Funds invest almost exclusively in Index companies. Also, once the Funds invest in Index companies, they stay invested in those companies for as long as they remain in the Indices. As a result, the Funds do not predict which stocks will outperform or under perform, the market. If the Indices stocks decrease in value, the Funds decrease in value. Also, some of the companies in the Indices may not have a vigorous secondary trading market. As a result, the Funds could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Funds.

- PORTFOLIO TURNOVER RISK - The Indices are adjusted to add or delete companies once per year. As companies leave and enter the Indices, the Funds' portfolio will be adjusted to match the current Indices composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Funds will buy and sell securities as needed to maintain its correlation to the Indices, portfolio turnover in these Funds may be substantial.

- SECTOR RISK - All companies in the AMIDEX35 Index are companies that are identified as Israeli companies, either because they trade on the Tel Aviv Stock Exchange, or they trade on U.S. Exchanges and meet Index rules for inclusion as Israeli companies. All the companies in the Cancer Innovations & Healthcare Index are identified as belonging to the Healthcare Sector of the market. Companies belonging to this sector of the market include publicly traded biotechnology, pharmaceutical and medical equipment companies. The Index includes such companies that emphasize products and services focused on cancer detection and treatment. Investing in a single market sector is riskier that investing in a variety of market sectors. These companies are subject to extensive government regulation, which may change in a way adverse to the industry. Research and development is costly and long in duration, and the approval of new products is lengthy and uncertain. As a result, this sector may be riskier than other market sectors.

- FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

      vii. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.

      viii. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.

      ix. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.

      x. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

      xi. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor.

      xii. Transactions in foreign securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for a Fund to liquidate positions, thereby causing delays in the Fund's receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurring of interest costs on debt to cover the period required until the receipt of the proceeds from these same securities.

      Because the AMIDEX35 Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

FREQUENT TRADING RISK - While the Funds do not solicit and are not designed for short-term trading (hereinafter referred to as "frequent trading" or "marketing timing"), such activity may occur in the Funds. Such trading may result in a dilution in the value of shares held by long-term shareholders. It may create transaction costs that are borne by all shareholders and it may disrupt the orderly management of a Fund's portfolio investments, thereby increasing expenses to the shareholders and harming performance.

HOW HAVE THE FUNDS PERFORMED IN THE PAST?

The bar charts and tables show how the Funds have performed and how their performance have varied from year to year. The bar chart gives some indication of risk by showing changes in the Funds' yearly performance to demonstrate that the Funds' value varied at different times. The table below compares the Funds' performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

AMIDEX35 Israel Mutual Fund

 [The following table was represented as a bar chart in the printed material.]

                      Year-by-Year Total Return as of Dec. 31st

                  2000        2001          2002        2003        2004
                  ----        ----          ----        ----        ----
AMIDEX35 A       18.93%     -44.81%       -39.56%      56.06%      14.81%
AMIDEX35 C                  -45.28%       -39.93%      54.79%      13.93%


AMIDEX Cancer Innovations & Healthcare Mutual Fund

 [The following table was represented as a bar chart in the printed material.]

                      Year-by-Year Total Return as of Dec. 31st

                  2000        2001          2002        2003        2004
                  ----        ----          ----        ----        ----
Cancer A                                  -27.64%      35.11%       1.91%

The bar charts above do not reflect any applicable sales charges which would reduce returns. The AMIDEX35 Israel Mutual Fund's year-to-date return as of the most recent calendar quarter, which ended June 30, 2005, for the Class A and C shares were -3.83% and -4.24%, respectively. The AMIDEX Cancer Innovations & Healthcare Mutual Fund's t year-to-date return as of the most recent calendar quarter, which ended June 30, 2005, was 8.07%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING 12/31/2004

 (Results do not reflect taxes and do not include a sales charge; if a sales charge were included, results would be lower.)

AMIDEX35 Israel Mutual Fund A Class

---------------------------------------------------------------------------
                                    1 Year    5 Years    Since Inception
                                                           11/18/1999
---------------------------------------------------------------------------
Return Before Taxes                 14.81%    -6.60%         -3.63%
---------------------------------------------------------------------------
Return After Taxes on               14.81%    -6.71%         -3.74%
Distributions
---------------------------------------------------------------------------
Return After Taxes on                9.63%    -5.53%         -3.10%
Distributions and Sale of
Fund Shares
---------------------------------------------------------------------------
S&P 500 Index                       10.88%    -2.30%         -1.59%
---------------------------------------------------------------------------

AMIDEX35 Israel Mutual Fund C Class

---------------------------------------------------------------------------
                                    1 Year  5 Years      Since Inception
                                                           05/19/2000
---------------------------------------------------------------------------
Return Before Taxes                 13.93%      N/A         -10.46%
---------------------------------------------------------------------------
Return After Taxes on               13.93%      N/A         -10.61%
Distributions
---------------------------------------------------------------------------
Return After Taxes on                9.05%      N/A          -8.66%
Distributions and Sale of
Fund Shares
---------------------------------------------------------------------------
S&P 500 Index                       10.88%    -2.30%         -1.66%
---------------------------------------------------------------------------

Highest/Lowest quarterly results during this time period were:

HIGHEST A Class          39.56%  (quarter ended June 30, 2003)
LOWEST A Class          -39.40%  (quarter ended September 30, 2001)
HIGHEST C Class          39.19%  (quarter ended June 30, 2003)
LOWEST C Class          -39.53%  (quarter ended September 30, 2001)

AMIDEX Cancer Innovations & Healthcare Mutual Fund

--------------------------------------------------------------------------
                                   1 Year   5 Years      Since Inception
                                                           11/01/2001
--------------------------------------------------------------------------
Return Before Taxes                  1.91%      N/A          -0.62%
--------------------------------------------------------------------------
Return After Taxes on                1.69%      N/A          -0.69%
Distributions
--------------------------------------------------------------------------
Return After Taxes on                1.54%      N/A          -0.53%
Distributions and Sale of
Fund Shares
--------------------------------------------------------------------------
Russell 2000 Healthcare             15.72%     8.06%          6.52%
Index
--------------------------------------------------------------------------

Highest/Lowest quarterly results during this time period were:

HIGHEST           21.22%  (quarter ended June 30, 2003)

LOWEST           -21.25%  (quarter ended June 30, 2002)

Both charts assume reinvestment of dividends and other distributions. For current performance information, call 1-888-876-3566.

AMIDEX35 Israel Mutual Fund Class A Shares were ?rst offered on November 18, 1999 and C Class May 19, 2000. AMIDEX Cancer Innovations & Healthcare Mutual Fund Class A Shares were ?rst offered on November 1, 2001.

"S&P 500" and the "S&P" are registered service marks of Standard & Poors, a division of McGraw-Hill Companies Inc., which does not sponsor and is in no way af?liated with the Fund. The table shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class A and Class C Shares and may vary for other classes of shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not re?ect the impact of state and local taxes. In certain cases, the ?gure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return ?gures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that bene?ts the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For more detailed performance information, please read the audited annual reports. You may receive a copy of the Fund's annual reports, free of charge, by calling the Fund at 888- 876-3566. A copy will be sent to you within three days of your request.

                                FEES AND EXPENSES

 THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. SHAREHOLDER FEES ARE CHARGED DIRECTLY TO YOUR ACCOUNT. ANNUAL FUND OPERATING EXPENSES ARE DEDUCTED FROM FUND ASSETS AND ARE THEREFORE PAID INDIRECTLY BY YOU AND OTHER SHAREHOLDERS OF THE FUND.

-----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:
                                                             AMIDEX35 Israel Mutual              Cancer Innovations &
(Fees paid directly from your investment)                              Fund                     Healthcare Mutual Fund
-----------------------------------------------------------------------------------------------------------------------
                                                              Class A         Class C                Class A
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (As             5.50%         None                      5.50%
a percentage of offering price)
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) (As a percentage            None          1.00% (1)                 None
of redemption proceeds)
-----------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES (as a percentage of amount redeemed,             None          None                      None
if applicable) (2)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:
                                                             AMIDEX35 Israel Mutual              Cancer Innovations &
(Expenses that are deducted from fund assets)                          Fund                     Healthcare Mutual Fund
-----------------------------------------------------------------------------------------------------------------------
                                                           Class A (i)       Class C (ii)           Class A (iii)
-----------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                  0.80%            0.80%                 0.80%
-----------------------------------------------------------------------------------------------------------------------
SERVICE AND DISTRIBUTION (12B-1) FEES (3)                        0.25%            1.00%                 0.25%
-----------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (4)                                               2.45%            2.49%                 3.40%
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (5)                         3.50%            4.29%                 4.45%
-----------------------------------------------------------------------------------------------------------------------


      1. Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within thirteen months following such investments.

      2. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

      3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      4. These fees include a 0.10 percent fee per an Administrative Agreement between the Funds and the Adviser

      5. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described herein, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

i.    Class A shares began investment operations on November 19, 1999.

ii.   Class C shares commenced investment operations on May 19, 2000.

iii.  Class A shares commenced investment operations on November 1, 2001.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

----------------------------------------------------------------------------------------------------------
                                                 AMIDEX35 Israel Mutual             Cancer Innovations &
                                                           Fund                    Healthcare Mutual Fund
----------------------------------------------------------------------------------------------------------
                                                  Class A        Class C                  Class A
----------------------------------------------------------------------------------------------------------
1 YEAR                                              883            531                      972
----------------------------------------------------------------------------------------------------------
3 YEARS                                            1,565          1,301                    1,822
----------------------------------------------------------------------------------------------------------
5 YEARS                                            2,267          2,183                    2,682
----------------------------------------------------------------------------------------------------------
10 YEARS                                           4,116          4,445                    4,873
----------------------------------------------------------------------------------------------------------

IF YOU DID NOT REDEEM YOUR SHARES, YOUR EXPENSES WOULD BE:

----------------------------------------------------------------------------------------------------------
1 YEAR                                               883           431                      972
----------------------------------------------------------------------------------------------------------
3 YEARS                                             1,565         1,301                    1,822
----------------------------------------------------------------------------------------------------------
5 YEARS                                             2,267         2,183                    2,682
----------------------------------------------------------------------------------------------------------
10 YEARS                                            4,116         4,445                    4,873
----------------------------------------------------------------------------------------------------------


A maximum sales charge of 5.50% is included in the Class A Share expense calculations in both examples.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Funds' principal investment objectives and strategies have been summarized in the "Basics About the Funds" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Indices, in approximately the same percentages as those companies are included in the Indices.

Investing the Funds' assets primarily in Index companies is not a fundamental policy of the Funds. The Board of Directors of the Funds may vote to change or eliminate the percentages of Funds assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Funds' investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Funds' Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?

AMIDEX35 Israel Mutual Fund

Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 2005, over one million immigrants arrived, increasing Israel's population by approximately 21%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $90 billion.

AMIDEX Cancer Innovations & Healthcare Mutual Fund

Medical science has made exciting progress in the fight against cancer and other diseases. Researchers have found drugs that have the potential to cure particular cancers, prolong life or - for the first time - raise the possibility that certain forms of cancer can be prevented. Meanwhile, new technologies from human gene research offer great promise for the new millennium, and innovative and more precise equipment and devices are being developed to diagnose and detect cancer.

Much of the work is being done by private industry. Major drug companies, biotechnology firms, and medical equipment manufacturers are investing capital into the development of drugs and devices to detect, diagnose, and treat cancer. A whole new industry is developing based on these efforts. For society, the impact of these developments, especially in biotechnology, may be revolutionary.

The companies in the Fund range from large pharmaceutical companies developing cancer-fighting medications to small biotech companies searching the human genome for information needed to cure, or perhaps someday, prevent cancer. We have also included the makers of medical devices and equipment essential to diagnosing and treating cancer, such as companies that are developing new mammography technologies and companies developing more precise imaging equipment. Not all of the companies in the Fund spend a significant portion of their assets or derive a significant portion of their revenues from cancer research, development, products or services, and the performance of the companies in the Index may be determined by factors unrelated to products and services focused on cancer detection and treatment.

The Fund is an Index Fund. It invests in the 45 companies that comprise the AMIDEX Cancer Innovations Index, an Index of cancer related companies developed by TransNations Investments, LLC and eMedsecurities, Inc.

THE AMIDEX35(TM) INDEX

The AMIDEX35 Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1.    It must be a publicly traded "Israeli" company, as defined above; and

2. It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not be replaced until the beginning of the following year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the following year. During the first ten business days of each year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index. Currently, TNI is responsible for calculating and publishing the Index. Business Graph Group has no affiliation with the Funds, the Adviser, or any of the Funds' other service providers. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from an Index, the Fund or its Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Funds will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Funds will vary from that of the Indexes as a result of such expenses.

The Fund or its Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between an Index and its related Fund. This means that the Fund or its Adviser will attempt to replicate at least 95% of the Index's performance. Correlation between performance of the Fund and the performance of the Index will be measured after Fund expenses. The Fund's Adviser, will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If a Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratio or changing the Fund's investment strategy of investing in the Index.

The Fund's Board has determined that, in order to construct each Fund's portfolio to fully reflect the performance of its respective Index, each Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Fund or its Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. You should be aware that there is no assurance that the Fund or its Adviser will be successful in replicating the performance of an Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

The AMIDEX35 Israel Mutual Fund is nondiversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Because the AMIDEX35 Israel Mutual Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies.

Because the fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

THE AMIDEX CANCER INNOVATIONS & HEALTHCARE INDEX

The AMIDEX Cancer Innovations & Healthcare Index is an unmanaged Index consisting of the stocks of (a) larger capitalization publicly traded companies;
(b) that emphasize products or services focused on cancer detection and treatment; and (c) that are classified as biotechnology, medical equipment or pharmaceutical companies. ADR's (American Depository Receipts) are not included in the Index, except for pharmaceutical companies. A company is considered a "larger" capitalization company in relation to the market capitalization of the other companies in the same classification eligible for Index inclusion. In the pharmaceutical classification, the 15 largest capitalization companies eligible for inclusion are included in the Index. In the Biotechnology and Medical Equipment and Devices classifications, the two groups are combined, and of this group, the 30 largest capitalization companies eligible for inclusion are included in the Index. At the creation of the Index, 23 Biotechnology companies and 7 Medical Equipment and Devices companies were in the Index. A list of companies in the Index may be found in the Statement of Additional Information.

INDEX ELIGIBILITY CRITERIA

In order for a company to be eligible for inclusion in the Index, that company must satisfy all the following criteria:

      1. It must be publicly traded on the NASDAQ, New York Stock Exchange or American Stock Exchange;

      2. It must have a minimum market capitalization of $50 million on the Index composition date;

      3. It must have maintained an average minimum daily trading volume of at least $500,000 in the previous four calendar quarters;

      4. It must be classified by eMedsecurities, Inc.* as a biotechnology, pharmaceutical or medical equipment or device company;

      5. It must be described by eMedsecurities, Inc. as emphasizing, among its other activities, a focus on products or services directly linked to detection or treatment of cancer. Each company must be tied economically to such activities, but the percentage of revenue derived by such activities will vary from company to company and vary over time, and will not necessarily exceed 50% of any company's revenues.

You should be aware that the Index might contain more or less than 45 companies during the year. If less than 45 companies meet the criteria for inclusion at the beginning of a new calendar quarter then the Index will contain only those companies. If less than 25 companies are eligible for inclusion at any revision date, than the Board of Directors will select a lower market capitalization requirement or other criteria adjustment to allow at least 25 companies to be included in the Index on any revision date.

----------

* eMedsecurities is an investment banking firm specializing in the medical sciences industry.

If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not be replaced until the next revision date. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the next revision date.

An "unmanaged" Index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted. Other than as disclosed herein, the parameters for inclusion of companies in the Index may not be materially modified unless notification of such changes is provided to shareholders at least 30 days before modification.

The Index is a modified market capitalization weighted Index. The Index is divided into two equally weighted components. Pharmaceutical companies comprise one component and biotechnology companies and medical equipment and devices companies comprise the other component. Within each component, companies are weighted by market capitalization. When you invest, your investment dollars are normally invested in the companies in both components of the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index. The Index began being calculated on November 1, 2000 at an initial Index Value of 1,000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index name, rules, methods of calculation, and proprietary data are owned by TNI. TNI developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Index. TNI is responsible for maintaining and publishing the Index. TNI has entered into agreements with various companies to research the composition of the Index. eMedsecurities, Inc. selects the companies that will be included in or deleted from the Index, based on the criteria described above. eMedsecurities, Inc. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. Correlation between performance of the Fund and the performance of the Index will be measured after Fund expenses. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, as the Adviser believes, is likely to track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

The AMIDEX35 Israel Mutual Fund is nondiversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Because the AMIDEX35 Israel Mutual Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies.

Because the fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A select list of the Fund's portfolio holdings as of each calendar quarter-end is available on the Fund's website at www.amidex.com within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports will be available by contacting AMIDEX Funds, Inc c/o Matrix Capital Group 630-A Fitzwatertown Rd. 2nd Fl. Willow Grove, PA 19090 or calling 1-888-876-3566.

FUND MANAGEMENT

THE FUND'S INVESTMENT ADVISER

Index Investments LLC, with offices at 2621 Van Buren Ave. Norristown, PA 19403, (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund.

For the fiscal year ended May 31, 2005, the fund paid 0.80% of its average net assets to the Adviser for advisory services.

PORTFOLIO MANAGERS

Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Mr. Goldstein owns a 55% interest in and controls the Adviser. Clifford A. Goldstein is an affiliated person of the Adviser and acts as Directors of the Company. Gadi Beer is the Chief Operating Officer, and is responsible for all day-to-day operations of the funds. Mr. Beer has served as Research Analyst and Vice President since 1999. Mr. Goldstein also has served as President and as a Director of AMIDEX Funds, Inc. since 1999

Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Funds pursuant to an investment services agreement with the Funds dated October 1, 2003 (the "Agreement").

ADVISORY AGREEMENT

The Funds are index funds. Rather than relying on any one manager or management team to "pick" stocks, the Funds are managed "passively" by normally investing only in the companies comprising the Indices in approximately the same percentages as each company represents in the Indices.

The Adviser invests the assets of the Funds according to the Funds' investment objectives, policies, and restrictions. The Funds pay the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.80% of the Funds' net assets. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Funds. The Adviser also pays all expenses of marketing shares of the Funds, and related bookkeeping.

The Adviser will also provide administrative services to the Fund pursuant to an Administrative Agreement at an annual rate of 0.10% of the Funds' assets for services including but not limited to assisting with layout, typesetting and production assistance, as well as review and supervision of Fund filing and reports; coordinating supervision and assisting in preparation and mailing of shareholder communications and reports; facilitation of communication between Fund providers; assistance in preparation preparing and maintaining materials for Directors meetings including meeting notices, consents, agendas, minutes, attendance records, resolutions, compliance forms, and minute books, and coordinating preparation of necessary reports, data and materials by other service providers for presentation to the Board. The Fund will pay a fee at an annual rate of 0.10% of the Funds assets.

                            DETERMINING SHARE PRICES

Net Asset Value (NAV) Calculation

The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open.

NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.

When the fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the Board.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing

The fund's Board has determined to fair value securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds. Fair value involves subjective judgment. It is possible that the Fair Value determined for a security may differ materially from value redeemed on sale.

                           HOW TO BUY AND SELL SHARES

BUYING SHARES

To purchase shares of the Funds, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                             The AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Funds with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Funds do not issue stock certificates. All full and fractional shares will be carried on the books of the Funds.

CLASS A SHARES

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                             Sales Charge       Sales Charge
                              As a % of          As a % of            Dealer
 Amount Invested            Offering Price     Amount Invested      Reallowance
 ---------------            --------------     ---------------      -----------

 Less than $ 49,999              5.50%              5.82%                5.00%

 $50,000 to $ 99,999             4.50%              4.71%                4.00%

 $100,000 to $249,999            3.00%              3.09%                2.50%

 $250,000 to $499,999            2.50%              2.56%                2.25%

 $500,000 to $999,999            1.75%              1.78%                1.50%

 $1,000,000 or more              0.00%              0.00%                0.00%*

* The Adviser will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within eighteen months of purchase, your account will be charged a fee equal to the dealer concession paid.

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Matrix Capital Group, Inc, ("MCG") the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with MCG to sell shares of the Funds. The dealer's concession may be changed from time to time. MCG may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

EXEMPTIONS FROM SALES CHARGES

The Funds will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan with at least 100 eligible employees. For purchasers that qualify for fee waiver, shares will be purchased at net asset value. The Funds will also waive sales charges for direct purchases by non-profit organizations and charitable foundations, provided that such transactions are not facilitated through broker/dealers.

REDUCED SALES CHARGES

You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Funds with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in a Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 1.75% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

LETTER OF INTENT

You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in a Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS C SHARES

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into share of the Fund. However, Class C Shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.

No automatic conversion to Class A shares applies, so you will be subject to higher ongoing 12b-1 fees indefinitely. Because the Funds' 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.

MINIMUM INVESTMENTS

The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Funds are subject to acceptance by authorized officers of the Funds and are not binding until accepted. The Funds reserve the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase Class A shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Funds shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN

You may purchase Class A shares and Class C shares of the Funds through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution that is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Funds may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-215-659-1000.

You may direct inquiries concerning the Fund to:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.
                                 1-888-876-3566

REDEEMING SHARES

You may redeem your shares in the Funds at any time and for any reason. Upon receipt by the Funds of a redemption request in proper form, your shares of the Funds will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Funds at:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.

To be in "proper form," your redemption request must:

      1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

      2. Be signed by all owners exactly as their names appear on the account; and

      3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request. Signature Guarantees.

A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

      1.    establishing certain services after the account is opened;

      2.    requesting redemptions in excess of $10,000;

      3.    redeeming or exchanging shares, when proceeds are:

            a.    being mailed to an address other than the address of record,

            b.    made payable to other than the registered owner(s); or

            c.    transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Funds, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Funds' portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Funds may redeem the shares in your account. The Funds will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Funds will exercise its option to redeem. (Also, in the event your shares are redeemed by the Funds under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)

Payment for shares redeemed is made within seven days after receipt by the Funds of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Funds may hold redemption proceeds until the purchase check has cleared, provided that the Funds do not hold such proceeds for more than 15 calendar days. You may also be subject to a contingent deferred sales charge under certain circumstances. The Funds reserve the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from net investment income. Net investment income will be distributed at least annually. The Funds' net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Funds' portfolios.

The Funds realize capital gains when they sell a security for more than they paid for it. The Funds may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Funds. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

MARKET TIMING POLICY

The Board of Directors has adopted an anti-Market Timing Policy. LATE TRADING:
Late trading is an illegal activity and is prohibited. All orders must be received by 4:00 p.m. eastern time to be executed at that day's NAV.

MARKET TIMING: The Fund is not intended for market timing or other abusive trading practices. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. AMIDEX will not knowingly permit investors to excessively trade the Fund. However, purchase and sale orders may be received through financial intermediaries that AMIDEX and the transfer agent cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by these intermediaries. To minimize harm to the Fund and its shareholders, AMIDEX reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that AMIDEX believes are made on behalf of market timers.

You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees. The fund may not always be always successful in recouping the redemption penalties for share sold through certain securities brokers or other financial organizations.

TAX CONSIDERATIONS

The Funds intend to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to the shareholders. To qualify as a regulated investment company, the Funds must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Funds intend to distribute to shareholders all net investment income and any net capital gains realized from sales of the Funds' portfolios securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

DISTRIBUTION FEES

AMIDEX Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended for the Funds. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the Funds.

Under the Class A Plan, the Class A shares of the Funds compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Funds' average daily net assets attributable to Class A shares.

Under the Class C Plan, the Class C shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 1.00% (of which 0.25% may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of a Fund's fiscal year, which ends May 31, with a report containing audited financial statements.

In reports or other communications to investors, or in advertising material, a Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The financial data included in the table below, for the years 2001 and 2002, have been audited by Deloitte & Touche, LLP and for the years 2003, 2004 and 2005 by Cohen McCurdy, Ltd. The information in the tables below should be read in conjunction with the Funds' latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Funds.

                                                                        AMIDEX35TM Israel Mutual Fund
                                                                                   Class A
                                           ----------------------------------------------------------------------------------------
                                            For the Year       For the Year      For the Year      For the Year      For the Year
                                                Ended             Ended             Ended             Ended              Ended
                                            May 31, 2005       May 31, 2004      May 31, 2003      May 31, 2002      May 31, 2001
                                            ------------       ------------      ------------      ------------      ------------
Net Asset Value, Beginning of Period           $    7.20         $    6.02         $    4.95         $    9.62        $   13.33
                                               ---------         ---------         ---------         ---------        ---------

Investment Operations:

       Net investment loss (a)                     (0.12)            (0.15)            (0.14)            (0.11)           (0.20)
       Net realized and unrealized
       gain (loss) on
          investments                               1.09              1.33              1.21             (4.56)           (3.31)
                                               ---------         ---------         ---------         ---------        ---------
            Total from investment
              operations                            0.97              1.18              1.07             (4.67)           (3.51)
                                               ---------         ---------         ---------         ---------        ---------

Distributions:

       From net realized capital gain                 --                --                --                --            (0.20)
                                               ---------         ---------         ---------         ---------        ---------

            Total distributions                       --                --                --                --            (0.20)
                                               ---------         ---------         ---------         ---------        ---------

Net Asset Value, End of Period                 $    8.17         $    7.20         $    6.02         $    4.95        $    9.62
                                               =========         =========         =========         =========        =========

Total Return (b)                                   13.47%            19.60%            21.62%           (48.54)%         (26.75)%

Ratios/Supplemental Data
       Net assets, end of period (in 000's)    $   2,236         $   3,085         $   2,142         $   2,003        $   3,930
       Ratio of expenses to average
         net assets:                                3.50%             3.48%             3.47%             2.20%            2.20%
       Ratio of net investment loss to
         average net assets:                       (1.61)%           (2.22)%           (2.98)%           (1.61)%          (1.60)%
       Portfolio turnover rate                     10.39%            14.62%             8.72%            27.70%           41.60%

(a)   Net investment loss per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

                                                                        AMIDEX35(TM) Israel Mutual Fund
                                                                                   Class C
                                           ----------------------------------------------------------------------------------------

                                            For the Year       For the Year      For the Year     For the Year       For the Year
                                                Ended             Ended             Ended            Ended              Ended
                                            May 31, 2005       May 31, 2004      May 31, 2003     May 31, 2002       May 31, 2001
                                           ----------------    -------------     -------------    -------------     ---------------
Net Asset Value, Beginning of Period           $  5.44           $  4.58           $  3.80           $  7.43           $   10.42
                                               -------           -------           -------           -------           ---------

Investment Operations:

      Net investment loss (a)                    (0.14)            (0.15)            (0.13)            (0.12)              (0.23)
      Net realized and unrealized
      gain (loss) on
         investments                              0.82              1.01              0.91             (3.51)              (2.56)
                                               -------           -------           -------           -------           ---------
           Total from investment operations       0.68              0.86              0.78             (3.63)              (2.79)
                                               -------           -------           -------           -------           ---------

Distributions:

      From net realized capital gain                --                --                --                --               (0.20)
                                               -------           -------           -------           -------           ---------

           Total distributions                      --                --                --                --               (0.20)
                                               -------           -------           -------           -------           ---------


Paid in capital from CDSC fees                    0.01
                                               -------

Net Asset Value, End of Period                 $  6.13           $  5.44           $  4.58           $  3.80           $    7.43
                                               =======           =======           =======           =======           =========

Total Return (b)                                 12.68%            18.78%            20.53%           (48.86)%            (27.32)%

Ratios/Supplemental Data
      Net assets, end of period (in 000's)     $   645           $   560           $   489           $   464           $   1,305
      Ratio of expenses to average
        net assets:                               4.29%             4.20%             4.22%             2.95%               2.95%
      Ratio of net investment loss to
        average net assets:                      (2.51)%           (2.92)%           (3.73)%           (2.31)%             (2.39)%
      Portfolio turnover rate                    10.39%            14.62%             8.72%            27.70%              41.60%

(a)   Net investment loss per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

                                                      AMIDEX(TM) Cancer Innovations & Healthcare Fund
                                                                         Class A
                                           --------------------------------------------------------------------
                                            For the Year       For the Year      For the Year    For the Period
                                                Ended             Ended             Ended            Ended
                                            May 31, 2005       May 31, 2004      May 31, 2003    May 31, 2002(1)
                                            ------------       ------------      ------------    ---------------
Net Asset Value, Beginning of Period         $   10.32           $    8.50         $    8.12         $ 10.00
                                             ---------           ---------         ---------         -------
Investment Operations:

       Net investment loss (a)                   (0.32)              (0.34)            (0.16)          (0.02)
       Net realized and unrealized
        gain (loss) on investments                0.69                2.16              0.54           (1.86)
                                             ---------           ---------         ---------         -------
            Total from investment
               operations                         0.37                1.82              0.38           (1.88)
                                             ---------           ---------         ---------         -------

Distributions:

       From net realized capital gain            (0.14)                 --                --              --
                                             ---------           ---------         ---------         -------

            Total distributions                  (0.14)                 --                --              --
                                             ---------           ---------         ---------         -------


Net Asset Value, End of Period               $   10.55           $   10.32         $    8.50         $  8.12
                                             =========           =========         =========         =======

Total Return (b)                                  3.75%              21.41%             4.68%         (18.80)%

Ratios/Supplemental Data
       Net assets, end of period (in 000's)  $   1,064           $   1,057         $     946         $ 1,023
       Ratio of expenses to average
         net assets:                              4.45%               4.56%             3.43%           1.24% (2)
       Ratio of net investment loss to
         average net assets:                     (3.33)%             (3.57)%           (2.22)%         (0.29)% (2)
       Portfolio turnover rate                    2.14%               0.00%             0.00%           0.00%

(1) The AMIDEX(TM) Cancer Innovations & Healthcare Fund Class A shares commenced operations on November 1, 2001.

(2)   Annualized

(a)   Net investment loss per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

                  NOTICE OF PRIVACY POLICIES AND PROCEDURES

At AMIDEX Funds, Inc., we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

o     The Fund's investment adviser; and

o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.

FOR MORE INFORMATION

Additional information about the Funds is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

To receive information without charge concerning the Funds, or to request a copy of the SAI, Annual or Semi-Annual Report, or to make other inquiries, please contact the Funds at:

                               AMIDEX Funds, Inc.
                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.
                                 (888) 876-3566

Or visit our website at:

                       http://www.amidex.com/download.htm

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. Investment Company Act Reg. No. 811-09123

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated December 20, 2005

                           AMIDEX35 Israel Mutual Fund

                         c/o Matrix Capital Group, Inc.
                              630 Fitzwatertown Rd.
                            Building A, Second Floor
                             Willow Grove, PA 19090.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The AMIDEX35 Israel Mutual Fund, dated December 20, 2005. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX Funds, Inc., c/o Matrix Capital Group, Inc., 630 Fitzwatertown Rd., Building A, Second Floor, Willow Grove, PA 19090, phone number 1-888-876-3566.

TABLE OF CONTENTS

About AMIDEX Funds, Inc.                                                      2
Investment Policies and Restrictions                                          2
Investment Adviser                                                            7
Directors and Officers                                                        7
Report Performance Information                                               11
Purchasing and Redeeming Shares                                              15
Tax Information                                                              15
Portfolio Transactions                                                       20
Fund Service Providers                                                       23
Independent Accountants                                                      23
Independent Auditors                                                         23
Financial Statements                                                         24

ABOUT AMIDEX FUNDS, INC.

AMIDEX Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent and administrator. The day-to-day operation of the Fund is delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The By-laws of the Company give the Board of Directors the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Company has authorized the issuance of two series of shares, the AMIDEX35 Israel Mutual Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share;
(ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to the AMIDEX35 Israel Mutual Fund Class No-Load (the "Fund").

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund and its Adviser and ISC, updated by the Board July 19, 2004. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

                         INVESTMENT STRATEGIES AND RISKS

The Fund is an open-end, management investment company. The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 95% of its net assets in the approximately 35 Israeli companies that make up the AMIDEX35 Index (the "Index"), in approximately the same percentages as those companies represent in the Index. It is likely that a few of these companies will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified.

The following information supplements the discussion of each fund's investment strategies and risks in the prospectus.

AMIDEX35 Israel Mutual Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control. Therefore, the return and net asset value of the funds, except the money market funds, will fluctuate.

Foreign Securities. The AMIDEX35 Israel Mutual Fund may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

American Depository Receipts. American Depositary Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed investments in the underlying securities.

Emerging Markets. The Fund may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan. Because the AMIDEX35 Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

     1. The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation.

     2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

     3. Greater social, economic, and political uncertainty (including the risk of war).

     4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     5. Currency exchange rate fluctuations and the lack of available currency hedging instruments.

     6.  Possible higher rates of inflation.

     7. Controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars.

     8.  Greater governmental involvement in and control over the economy.

     9. The fact that emerging market companies may be smaller, less seasoned, and newly organized.

     10. The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

     11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

     12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

     13. Less extensive regulation of the securities markets.

     14. Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

     15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

     16. The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect, when eligible, to "pass through" to the funds' shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

     17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

     18. Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

     19. Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.

     20. Lack of adequate custody arrangements for the Fund's assets.

     21. The Adviser may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

     22. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. A fund will not invest more than 15% of its net assets in illiquid securities.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

     1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;

     3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

     4.  Make margin purchases or short sales of securities;

     5. Invest in companies for the purpose of management or the exercise of control;

     6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

     7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser.

     8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX 35 Index;

     9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX35 Index.

     10. Purchase warrants on securities, although the Fund may receive and exercise warrants received by the Fund as dividends on previous securities purchases.

     11. Issue senior securities.

     12. Invest in commodities, or invest in futures or options on commodities.

     13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers in a single industry

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

     1. Invest more than 15% of its net assets in securities that are not readily marketable;

     2. Acquire securities of other Investment Companies except

              (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and

              (b) where acquisition results from a dividend or merger,
                  consolidation or other reorganization.

     3. Purchase more than 3% of the voting securities of any one investment company;

     4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

     5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

     6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX35 Index.

PORTFOLIO TURNOVER.

For the Fund's most recent fiscal year ended May 31, 2005, the Fund's portfolio turnover rate was 10.39%. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.

The Adviser buys and sells securities for a fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover".

The fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Fund to publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as US Bank, the Fund's custodians; Matrix Capital Group, fund accountants; attorneys; officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund's portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. A select list of the Fund's portfolio holdings as of each calendar quarter-end is also available on the Fund's website at www.amidex.com within five to ten business days after the calendar quarter-end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized as discussed above. These service providers sign a written confidentiality agreement and do not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The disclosure is made with the authorization of either the Fund's Chief Compliance Officer or his or her designee. In addition, the Fund's Chief Compliance Officer, or a designated officer of the Fund, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Fund's service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

The adviser of the funds may periodically distribute a list of the issuers and securities that are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

The Board has approved, as in the best interest of the shareholders, this portfolio holdings disclosure policy and must approve any material change to the policy.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

                                                                                                 Number of
                                                  Term of                                      Portfolios in
                                  Position(s)    Office and                                    Fund Complex
                                   Held with      Length of      Principal Occupation(s)         Overseen        Other Directorships
Name, Address and Age(1)          The Company     Served(2)        During Past 5 Years         by Director(3)    Held by Director(4)
------------------------          -----------     ---------        -------------------         --------------    -------------------
NON-INTERESTED DIRECTORS
------------------------
Elliot Hershman                     Director     October 2003   Principal, Alpha Professional          2
Age 48                                                          Services, Dresher, PA, an
                                                                accounting and management
                                                                consulting practice, since
                                                                2001; Plant controller,
                                                                Forgent Corp., King of
                                                                Prussia, PA, a publicly held
                                                                global telecommunications
                                                                company, 1999 to 2001;
                                                                Accountant, Rudolph Palitz,
                                                                LLP, CPA's, Blue Bell, PA,
                                                                1997-1999.

Eli Gabay, Esq.                     Director     October 2003   Attorney, Solomon Sherman &            2
Age 45                                                          Gabay, Philadelphia, PA

Erica Levi                          Director     October 2003   Editor, Philadelphia                   2
Age 27                                                          Magazine; Editor Marion
                                                                Publications

                                                                                                 Number of
                                                  Term of                                      Portfolios in
                                  Position(s)    Office and                                    Fund Complex
                                   Held with      Length of      Principal Occupation(s)         Overseen        Other Directorships
Name, Address and Age(1)          The Company     Served(2)        During Past 5 Years         by Director(3)    Held by Director(4)
------------------------          -----------     ---------        -------------------         --------------    -------------------
INTERESTED  DIRECTORS AND OFFICERS
----------------------------------
Clifford A. Goldstein(5)           President,        1999       President, Index Investments,         N/A                  N/A
Age 46                               Chief                      LLC, November 2002 to
                                   Compliance                   present; President,
                                  Officer and                   TransNations Investments,
                                   Interested                   LLC, Managing Partner and
                                    Director                    Attorney with Weber,
                                                                Goldstein, Greenberg,
                                                                Gallagher, a general
                                                                litigation firm, since 1991.

Larry E. Beaver, Jr.(6)              Chief         May 2003     Director of Fund Accounting,          N/A    Treasurer, Commonwealth
630-A Fitzwatertown Road           Accounting                   Matrix Capital Group,                         International Series
Willow Grove, PA 19090              Officer                     February 2005 to present;                    Trust, since June 2003
Age 36                                                          Fund Accounting Manager,
                                                                InCap Service Co., May 2003
                                                                to January 2005; Fund
                                                                Accounting Supervisor,
                                                                Declaration Group/InCap
                                                                Service Co., October 2001 to
                                                                April 2003; Fund Accounting
                                                                Supervisor, PFPC, Inc.,
                                                                October 1999 to September 2001

(1) Each Director may be contacted by writing to the Director, c/o AMIDEX(TM) Funds, Inc., Chartwell Suites, 2621 Van Buren Avenue, Norristown, PA 19403.

(2) Each Director holds office until he resigns, is removed or dies. The President and Chief Accounting Officer shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

(3) The Fund Complex consists of the Company. The Company has two portfolios, the AMIDEX35(TM) Israel Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Indicates an "interested person" as defined in the Investment Company Act of 1940.

(6) The Company entered into an agreement related to its Distribution Plan with Matrix Capital Group. Larry E. Beaver, Jr. is Fund Accounting Manager at Matrix.

AMIDEX Funds, Inc. (the "Company") was organized as a Maryland Corporation on April 27, 1999 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus).

 For the Company's fiscal year ending May 31, 2005:

                                                                         Aggregate Dollar Range of Equity
                                                                           Securities in All Registered
                                             Dollar Range of             Investment Companies Overseen By
                                           Equity Securities in          Director in Family of Investment
Name of Director                                 the Fund                           Companies
-------------------------------------------------------------------------------------------------------------
Elliot Hershman                            0 -10,000                0 -10,000
Eli Gabay, Esq.                            0 -10,000                0 -10,000
Erica Levi                                 0 -10,000                0 -10,000
Clifford A. Goldstein(5)                   Over $100,000            Over $100,000

Compensation Table for the fiscal year ending May 31, 2005:

-------------------------------------------------------------------------------------------------------------
   Name of Person,           Aggregate            Pension or         Estimated Annual    Total Compensation
       Position          Compensation From        Retirement          Benefits Upon      From Fund and Fund
                              the Fund         Benefits Accrued         Retirement         Complex Paid to
                                               As Part of Funds                               Directors
                                                   Expenses
-------------------------------------------------------------------------------------------------------------
Elliot Hershman,                2000                   0                    0                   2000
Independent Director
& Audit Committee
Chair
-------------------------------------------------------------------------------------------------------------
Eli Gabay, Esq.,                2000                   0                    0                   2000
Independent Director
and Audit Committee
Member
-------------------------------------------------------------------------------------------------------------
Erica Levi, Director             0                     0                    0                     0
-------------------------------------------------------------------------------------------------------------
Clifford A.                      0                     0                    0                     0
Goldstein, Director
Chairman of the Board
of Directors,
-------------------------------------------------------------------------------------------------------------

Principal Holders of Securities

As of August 31, 2005, the following persons owned in excess of 5% of the Fund's outstanding shares, by Share Class.

-------------------------------------------------------------------------------------------------------------
Shareholder                  Shares Class     No. of Shares       % of Share      % of Total Fund Shares
                             Owned            Owned               Class           All Classes
-------------------------------------------------------------------------------------------------------------
National Investors           No-Load Class    47,599              5.25%           3.68%
55 Water Street, 32nd
Floor, New York, NY 10041
-------------------------------------------------------------------------------------------------------------

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser, and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

INVESTMENT ADVISER

Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 55% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated October 1, 2003 (the "Agreement"). Clifford A. Goldstein is an affiliated person of the Adviser and acts as Director of the Company.

For the last fiscal year ended May 31, 2005, the fund paid $96,201 in management fees.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

On September 21, 2005, the Board of Directors of the Funds, including all of the Independent Directors, unanimously voted to approve the continuation of the investment advisory agreement with respect to the fund for the one-year period ending September 21, 2006.

In considering approval of the agreement, the Directors reviewed a variety of materials relating to the Fund and the Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a "Peer Group"), performance information for a benchmark index for the Fund (each, a "Fund Benchmark") and other information regarding the nature, extent and quality of the services provided by the Adviser and its affiliated companies, including performance, fee and expense information regarding each Fund provided to the Directors on a quarterly basis throughout the year.

The Independent Directors began the process of reviewing information and considering approval of the agreement in May 2005. Prior to acting on the matter, the Independent Directors met separately as a group in private sessions to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Directors received materials discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Directors evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing the Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs and the financial and non-financial resources available to provide services required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing the Fund, the Directors reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with the Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing the Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates from these relationships on a Fund-by-Fund basis and as a group of Funds (the "Fund Family"). The Directors considered the current and anticipated asset levels of the Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Directors concluded that the profitability to the Adviser and its affiliates from their relationnship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for the Fund at this time. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

The Directors concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Directors noted that, although the Fund's management fees and total expenses are above the median for its Peer Group, such fees and expenses are within the range of fees and expenses of the Peer Group and consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser. In this regard, the Directors noted that the Adviser has committed substantial resources to monitoring the valuation of portfolio securities and administering the Fund's short-term trading fees in an effort to prevent the Fund from experiencing dilution from purchases and redemptions of Fund shares.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the advisory agreement would be in the interests of the Fund and its shareholders. Accordingly, on August 30, 2005, the Directors, including all of the Independent Directors, voted to approve continuation of the advisory agreement with respect to the Fund.

PORTFOLIO MANAGERS

PORTFOLIO MANAGER:  Gadi Beer

Other Managed Accounts

A. Registered investment companies: 1

B. Other pooled investment vehicles: 0

C. Other accounts: 0

Mr. Beer has no conflicts of interest in the management of the account.

COMPENSATION

The Manager is an equity holder in the Advisor and participates in its profit sharing plan.

The Portfolio Manager is not incentivised with bonuses and does not receive a fixed salary.

The portfolio manager is not provided benefits packages.

Ownership of Securities

Dollar range of equity securities in the Fund held as of 12/31/2004 is $10,000-$50,000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisory Agreement between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Fund may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

During the fiscal year ended May 31, 2005, the fund paid approximately $2,426 in brokerage commissions These trades involved approximately $3,412,189 in principal value. The brokerage fees paid in this manner for the fund were as follows:

                             PERFORMANCE INFORMATION

VALUATION OF SHARES

A portfolio security listed or traded on an exchange in domestic or international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued using the market identified as primary based on trading volume and activity.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the Board. The Board members have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 12:00 noon Eastern Time.

Current yield and total return data for the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

YIELD

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                           Yield = 2 [(a-b/cd +1)6 - 1]

where

         a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

AVERAGE ANNUAL TOTAL RETURN

The following formula indicates the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                    P(1+T)n = ATV

Where:

           P = a hypothetical initial payment of $1,000

           T = average annual total return

           n =  number of years

           ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion).

Each Fund's average annual total return is set forth below for the periods presented:

As of December 31, 2004

-------------------------------------------------------------------------------------------------------------
                             1 Year                     5 Years                    Since Inception
                                                                                   6/8/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual       12.59%                     -6.47%                     0.41%
Fund Class NL
-------------------------------------------------------------------------------------------------------------

*     The AMIDEX35 Israel Mutual Fund commenced operations on June 8, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return above. The formula assumes that distributions are invested minus taxes due on such distributions, and that redemption has no tax consequence:

                                 P(1+T)n = ATVD

Where:

              P = a hypothetical initial payment of $1,000

              T = average annual total return (after taxes on distributions)

              n = number of years

              ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Each Fund's average annual total return (after taxes on distributions) is set forth below for the periods presented:

As of December 31, 2004

-------------------------------------------------------------------------------------------------------------
                             1 Year                     5 Years                    Since Inception
                                                                                   6/8/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual       12.59%                     -6.56%                     0.32%
Fund Class NL
-------------------------------------------------------------------------------------------------------------

 * The AMIDEX35 Israel Mutual Fund commenced operations on June 8, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONSAND REDEMPTIONS)

 The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return. The formula assumes that distributions are invested minus taxes due on such distributions and the ending value, subtracts capital gains taxes resulting from the redemption and adds the tax benefit from capital losses resulting from the redemption:

                     P(1+T)n = ATVDR

Where:

                    P =  a hypothetical initial payment of $1,000

                    T =  average annual total return (after taxes on
                           distributions and redemptions)

                    n =  number of years

                    ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions and taxes on redemption.

         Each Fund's average annual total return (after taxes on distributions and redemptions) is set forth below for the periods presented:

As of December 31, 2004

-------------------------------------------------------------------------------------------------------------
                             1 Year                     5 Years                    Since Inception
                                                                                   6/8/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual       9.68%                      -5.42%                     0.31%
Fund Class NL
-------------------------------------------------------------------------------------------------------------

*     The AMIDEX35 Israel Mutual Fund commenced operations on June 8, 1999.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund's Prospectus under the Sections "Purchasing Shares" and "Redeeming Shares". This section supplements that information.

Redemptions will be made at net asset value, less any applicable CDSC for Class B and C shares. The Funds' net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share prices or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price are calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Funds liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Funds generally do not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

                                 TAX INFORMATION

Information concerning the taxation of the Fund is generally discussed in the Prospectus under the Section titled "Tax Considerations".

This Section supplements that discussion. The Fund intends to qualify as regulated investment companies under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax Adviser concerning the effects of transactions in the Fund.

SPECIAL TAX CONSIDERATIONS FOR ISRAELI INVESTMENTS

The following information regarding special tax considerations for Israeli investments is not intended to constitute legal or professional tax advice nor does it cover all possible tax considerations applicable to the Fund. As always, you should consult your tax advisor about the tax consequences of your investment in the Fund.

Per the current U.S. - Israel Tax Treaty ("the Treaty"), there are generally two main tax sources pertaining to profits from investments in ordinary shares in Israeli investments: (1) profits from trade in shares constituting business income and (2) profits from trade in shares constituting capital gain.

      (1) Profits from trade in shares constituting business income. Pursuant to
Article 8 of the Treaty, a corporation resident in the United States for treaty purposes would generally be exempt from Israeli corporate taxes on the sale of the ordinary shares if the resident has no "permanent establishment" in Israel to which the ordinary shares are connected. Permanent establishment is defined as a permanent place of business through which a resident of one of the contracting countries engages in industrial or commercial activity.

      (2) Profits from trade in shares constituting capital gain. In the event that the derived profit is not attributed to the business activities of a permanent establishment in Israel, under Article 15 of the Treaty, capital gains from the sale of ordinary shares would in Israeli investment generally be exempt from Israeli capital-gains tax unless the following circumstances take place:

      (i) A U.S. resident held directly or indirectly, alone or jointly with a related party, at least 10% of the voting rights in an Israeli corporation at any time during the 12-month period preceding the sale; or

      (ii) A U.S. resident, being an individual, was present in Israel for an aggregate period of at least 183 days in the given tax-year.

If the Treaty's exemption under Article 15 does not apply, Israeli domestic law would then become relevant. However, Section 97(B2) of the Tax Ordinance was enacted recently within the framework of Amendment No. 132 to the Tax Ordinance and provides an exemption to non-residents from tax on capital gains from the sale of securities traded on the TASE.

The Fund believes, and has an expert opinion to that effect, that it does not have a permanent establishment in Israel, (as defined under applicable laws) and that therefore it is not deemed to be engaged in the trade or business of buying and selling securities in Israel. Therefore, it is believed that the Treaty applies to the Fund, and as a result under the Treaty no capital gain tax or income tax shall be imposed on the Fund's capital gains. The Fund shall be subjected to a withholding tax on dividends at a rate of 10%.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the price closest to the closing price for that trading day. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

AMIDEX Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate vendors hired by the Board or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the applicable share Class. For the AMIDEX35 Israel Mutual Fund's fiscal year ended May 31, 2005, the Fund accrued and paid $20,946 in 12b-1 fees for its No-Load shares, and $7,786 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Fund's fiscal year ended May 31, 2005, the Fund did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund's fiscal year ended May 31, 2005, the AMIDEX35 Israel Mutual Fund accrued and paid $5,324 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Fund's Board of Directors, including all of the Directors who were non-interested persons as defined in the 1940 Act at the time of the vote. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Funds and the Adviser have entered into a Distribution Agreement with Matrix Capital Group, Inc. effective February 1, 2005. The previous Distribution Agreement was terminated by InCap Securities, Inc., a wholly-owned subsidiary of InCap Group, Inc., upon InCap's resignation in early January 2005 due to a reorganization. Pursuant to the Distribution Agreement, Matrix will provide distribution services to the Funds. Matrix serves as underwriter/distributor of the Funds. Pursuant to the Distribution Agreement, Matrix receives $20,000 per year from the Funds allocated on average daily net assets. Matrix also receives commissions from the sale of Fund shares for which they are the broker of record. The distribution fees are reduced by the amount of commissions received and are paid from the accruals pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the Fund's fiscal year ended May 31, 2005 Matrix received $3,687.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             Proxy Voting Procedures

The Fund has adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures are instructions to the Adviser on how to vote when specified matters are presented for shareholder vote. Fund procedures also cover recordkeeping, reporting, supervision and conflicts of interest. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Directors or a designated disinterested Director must be contacted for a decision on how to vote on the matter. A copy of the Fund's Proxy Voting Procedures is attached as Appendix A. Beginning in late August 2004 for the 12 month period ended June 30, 2005, the Fund will, without charge, provide a copy of its proxy voting record to shareholders requesting same by calling (888) 876-3566. The proxy voting record will also be available on the SEC's website at www.sec.gov.

FUND SERVICE PROVIDERS

CUSTODIAN. US Bank acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Fund.

TRANSFER AGENT Matrix Capital Group, Inc. ("MCG") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Board and Fund. Under the agreement, MCG is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Fund.

FUND ACCOUNTING. MCG also provides services as an Administrator to the Fund pursuant to a written agreement with the Adviser and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

     (a) calculating the Fund's net asset value

     (b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940

     (c) preparing financial statements contained in reports to stockholders of the Fund

     (d) Assisting in preparation of the Fund's federal and state tax returns

     (e) preparing reports and filings with the Securities and Exchange
         Commission

     (f) preparing filings with state Blue Sky authorities

     (g) maintaining the Fund's financial accounts and records. All fees charged by the administrator are paid by the Fund.

DISTRIBUTOR MG serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Fund.

INDEPENDENT AUDITORS: Cohen McCurdy, Ltd. 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145 serves as the Company's independent auditors.

LEGAL COUNSEL: RABIL & ROPKA, L.L.C. 215 Fries Mill Road
Turnersville, New Jersey 08012, has recently been engaged and will serve as counsel to the Independent Directors and the Fund.

FINANCIAL STATEMENTS

The financial statements in the May 31, 2005 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Cohen McCurdy, Ltd., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                         AMIDEX35(TM) ISRAEL MUTUAL FUND

                                       AND

             AMIDEX(TM) CANCER INNOVATIONS & HEALTHCARE MUTUAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated December 20, 2005

                               AMIDEX FUNDS, INC.

                         c/o Matrix Capital Group, Inc.

     630 Fitzwatertown Rd. Building A, Second Floor,, Willow Grove, PA 19090

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the AMIDEX35 Israel Mutual Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund, dated December 20, 2005. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX Funds, Inc, c/o Matrix Capital Group, Inc., 630 Fitzwatertown Rd. Building A, Second Floor, Willow Grove, PA 19090, phone number 1-888-876-3566

TABLE OF CONTENTS

      About AMIDEX Funds, Inc.                       2
      Investment Policies and Restrictions           2
      Investment Adviser                             7
      Directors and Officers                         7
      Report Performance Information                 11
      Purchasing and Redeeming Shares                15
      Tax Information                                15
      Portfolio Transactions                         20
      Fund Service Providers                         23
      Independent Accountants                        23
      Independent Auditors                           23
      Financial Statements                           24

ABOUT AMIDEX FUNDS, INC.

AMIDEX Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Funds, including agreements with the Funds' custodian, transfer agent and administrator. The day-to-day operation of the Funds is delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The By-laws of the Company give the Board of Directors the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Company has authorized the issuance of two series of shares, the AMIDEX35 Israel Mutual Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share;
(ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and nonassessable.

This SAI pertains to the AMIDEX35 Israel Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (the "Funds").

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Funds its Adviser and ISC, updated by the Board on July 19, 2004. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Code.

                         INVESTMENT STRATEGIES AND RISKS

The Funds are open-end, management investment company. The Funds are non-diversified Funds. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Funds normally will invest at least 95% of its net assets in the companies that make up the AMIDEX35 Israel and Cancer Innovations & Healthcare Indices (the "Indices"), in approximately the same percentages as those companies represent in the Indices. It is likely that a few of these companies will comprise a large percentage of the Funds' portfolios holdings in excess of the 25% limit on holdings in excess of 5%. As a result, the Funds will not be diversified.

The following information supplements the discussion of each fund's investment strategies and risks in the prospectus.

AMIDEX35 Israel Mutual Fund Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control. Therefore, the return and net asset value of the funds, except the money market funds, will fluctuate.

Foreign Securities. The AMIDEX35 Israel Mutual Fund may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

American Depository Receipts. American Depositary Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed investments in the underlying securities.

      Emerging Markets. The Fund may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan. Because the AMIDEX35 Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

     1. The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation.

     2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

     3. Greater social, economic, and political uncertainty (including the risk of war).

     4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     5. Currency exchange rate fluctuations and the lack of available currency hedging instruments.

     6.  Possible higher rates of inflation.

     7. Controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars.

     8.  Greater governmental involvement in and control over the economy.

     9. The fact that emerging market companies may be smaller, less seasoned, and newly organized.

     10. The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

     11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

     12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

     13. Less extensive regulation of the securities markets.

     14. Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

     15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

     16. The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect, when eligible, to "pass through" to the funds' shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

     17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

     18. Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

     19. Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.

     20. Lack of adequate custody arrangements for the Fund's assets.

     21. The Adviser may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

     22. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. A fund will not invest more than 15% of its net assets in illiquid securities.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Funds participate in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Funds may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Funds will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Funds may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Funds' portfolios. Because the Funds will concentrate their investments in a single market sector, the Funds will be exposed to a greater degree than will funds whose investment policies do not require or allow such concentration. The Funds will invest in the common stock of companies included in the Indices that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Funds will normally invest up to a total of 5% of their aggregate average net assets in the following securities:

MONEY MARKET FUNDS. A Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, a Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. A Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. A Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Funds may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. A Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. A Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. A Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

INVESTMENT RESTRICTIONS. The complete list of the Funds' investment restrictions is as follows:

The Funds will not:

     1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Funds' net assets at the time of borrowing;

     3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

     4.  Make margin purchases or short sales of securities;

     5. Invest in companies for the purpose of management or the exercise of control;

     6. Lend money (but this restriction shall not prevent the Funds from investing in debt securities or repurchase agreements, or lend its portfolio securities).

     7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser.

     8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX35 or AMIDEX Cancer Innovations & Healthcare Indices;

     9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX35 or AMIDEX Cancer Innovations & Healthcare Indices.

     10. Purchase warrants on securities, although the Funds may receive and exercise warrants received as dividends on previous securities purchases.

     11. Issue senior securities.

     12. Invest in commodities, or invest in futures or options on commodities.

     13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers in a single industry

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Funds as defined in the Investment Company Act of 1940.

The Funds has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Funds may not:

     1. Invest more than 15% of their net assets in securities that are not readily marketable;

     2. Acquire securities of other Investment Companies except

              a. by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and

              b. where acquisition results from a dividend or merger,
                 consolidation or other reorganization.

     3. Purchase more than 3% of the voting securities of any one investment company;

     4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

     5. Invest more than 10% of the Funds' assets (valued at time of investment) in initial margin deposits of options or futures contracts;

     6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers, which are not members of their correlating Indices.

PORTFOLIO TURNOVER

For the Funds' most recent fiscal year ending May 31, 2005, the AMIDEX35 Israel Mutual Fund's portfolio turnover rate was 10.39%, and the AMIDEX Cancer Innovations & Healthcare Mutual Fund's portfolio turnover rate was 2.14%. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Funds, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Funds. The Funds anticipate that their annual portfolio turnover will be not greater than 75%.

The Adviser buys and sells securities for a fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover".

The fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Fund to publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as US Bank, the Fund's custodians; Matrix Capital Group, fund accountants; attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund's portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. A select list of the Fund's portfolio holdings as of each calendar quarter-end is also available on the Fund's website at www.amidex.com within five to ten business days after the calendar quarter-end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized as discussed above. These service providers sign a written confidentiality agreement and do not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The disclosure is made with the authorization of either the Fund's Chief Compliance Officer or his or her designee. In addition, the Fund's Chief Compliance Officer, or a designated officer of the Fund, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Fund's service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

The adviser of the funds may periodically distribute a list of the issuers and securities that are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

The Board has approved, as in the best interest of the shareholders, this portfolio holdings disclosure policy and must approve any material change to the policy.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Funds are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

                                                                                                 Number of
                                                  Term of                                      Portfolios in
                                  Position(s)    Office and                                    Fund Complex
                                   Held with      Length of      Principal Occupation(s)         Overseen        Other Directorships
Name, Address and Age(1)          The Company     Served(2)        During Past 5 Years         by Director(3)    Held by Director(4)
------------------------          -----------     ---------        -------------------         --------------    -------------------
NON-INTERESTED DIRECTORS
------------------------

Elliot Hershman                     Director     October 2003   Principal, Alpha Professional          2
Age 48                                                          Services, Dresher, PA, an
                                                                accounting and management
                                                                consulting practice, since
                                                                2001; Plant controller,
                                                                Forgent Corp., King of
                                                                Prussia, PA, a publicly held
                                                                global telecommunications
                                                                company, 1999 to 2001;
                                                                Accountant, Rudolph Palitz,
                                                                LLP, CPA's, Blue Bell, PA,
                                                                1997-1999.

Eli Gabay, Esq.                     Director     October 2003   Attorney, Solomon Sherman &            2
Age 45                                                          Gabay, Philadelphia, PA

Erica Levi                          Director     October 2003   Editor, Philadelphia                   2
Age 27                                                          Magazine; Editor Marion
                                                                Publications

                                                                                                 Number of
                                                  Term of                                      Portfolios in
                                  Position(s)    Office and                                    Fund Complex
                                   Held with      Length of      Principal Occupation(s)         Overseen        Other Directorships
Name, Address and Age(1)          The Company     Served(2)        During Past 5 Years         by Director(3)    Held by Director(4)
------------------------          -----------     ---------        -------------------         --------------    -------------------
INTERESTED DIRECTORS AND OFFICESR
---------------------------------

Clifford A. Goldstein(5)         President           1999       President, Index Investments,         N/A                  N/A
Age 46                           Chief                          LLC, November 2002 to
                                 Compliance                     present; President,
                                 Officer and                    TransNations Investments,
                                 Interested                     LLC, Managing Partner and
                                 Director                       Attorney with Weber,
                                                                Goldstein, Greenberg,
                                                                Gallagher, a general
                                                                litigation firm, since 1991.

Larry E. Beaver, Jr.(6)              Chief         May 2003     Director of Fund Accounting,          N/A    Treasurer, Commonwealth
630-A Fitzwatertown Road           Accounting                   Matrix Capital Group,                         International Series
630-A Fitzwatertown Road            Officer                     February 2005 to present;                     Trust, since June 2003
Willow Grove, PA 19090                                          Fund Accounting Manager,
Age 36                                                          InCap Service Co., May 2003
                                                                to January 2005; Fund
                                                                Accounting Supervisor,
                                                                Declaration Group/InCap
                                                                Service Co., October 2001 to
                                                                April 2003; Fund Accounting
                                                                Supervisor, PFPC, Inc.,
                                                                October 1999 to September 2001

(1) Each Director may be contacted by writing to the Director, c/o AMIDEX(TM) Funds, Inc., Chartwell Suites, 2621 Van Buren Avenue, Norristown, PA 19403.

(2) Each Director holds office until he resigns, is removed or dies. The President and Chief Accounting Officer shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

(3) The Fund Complex consists of the Company. The Company has two portfolios, the AMIDEX35(TM) Israel Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Indicates an "interested person" as defined in the Investment Company Act of 1940.

(6) The Company entered into an agreement related to its Distribution Plan with Matrix Capital Group. Larry E. Beaver, Jr. is Fund Accounting Manager at Matrix.

AMIDEX Funds, Inc. (the "Company") was organized as a Maryland Corporation on April 27, 1999 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus).

Dollar Range of Directors' Equity Securities in the Funds for the Company's fiscal year ending May 31, 2005:

 For the Company's fiscal year ending May 31, 2005:

                                                                 Aggregate Dollar Range of Equity
                                                                Securities in All Registered
                                  Dollar Range of             Investment Companies Overseen By
                                Equity Securities in          Director in Family of Investment
Name of Director                      the Fund                           Companies
-------------------------------------------------------------------------------------------------
Elliot Hershman                       0 -10,000                         0 -10,000
Eli Gabay, Esq.                       0 -10,000                         0 -10,000
Erica Levi                            0 -10,000                         0 -10,000
Clifford A. Goldstein(5)              Over $100,000                     Over $100,000

Compensation Table for the fiscal year ending May 31, 2005:

-------------------------------------------------------------------------------------------------------------
   Name of Person,           Aggregate            Pension or         Estimated Annual    Total Compensation
       Position          Compensation From        Retirement          Benefits Upon      From Fund and Fund
                              the Fund         Benefits Accrued         Retirement         Complex Paid to
                                               As Part of Funds                               Directors
                                                   Expenses
-------------------------------------------------------------------------------------------------------------
Elliot Hershman,                2000                   0                    0                   2000
Independent Director
& Audit Committee
Chair
-------------------------------------------------------------------------------------------------------------
Eli Gabay, Esq.,                2000                   0                    0                   2000
Independent Director
and Audit Committee
Member
-------------------------------------------------------------------------------------------------------------
Erica Levi, Director             0                     0                    0                     0
-------------------------------------------------------------------------------------------------------------
Clifford A.                      0                     0                    0                     0
Goldstein, Director
Chairman of the Board
of Directors,
-------------------------------------------------------------------------------------------------------------

For the Company's fiscal year ended May 31, 2005, Eli Gabay and Elliot Hershman each received $2,000 as compensation from the Funds for his or her service to the Funds as a Director.

As of August 31, 2005, the following persons owned in excess of 5% of the Fund's outstanding shares, by Share Class.

-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel Mutual Fund - Shareholder   Shares Class   No. of Shares   % of Share Class       % of Total
                                            Owned          Owned                                  Fund Shares
                                                                                                  All Classes
-------------------------------------------------------------------------------------------------------------
FTC & Co. Datalynx                          Class A         146,410          52.15%                14.13%
P.O. Box 173736
Denver, CO  80217-3736
-------------------------------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts          Class A         67,194           23.94%                5.19%
4800 Deer Lake Drive E
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------
Pershing, LLC                               Class A         18,432           6.57%                 1.42%
P.O. Box 2052
Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts          Class C         65,753           60.97%                5.08%
-------------------------------------------------------------------------------------------------------------
Dean Witter FBO                             Class C         9,992            9.26%                 0.77%
-------------------------------------------------------------------------------------------------------------
National Investors                          Class C         5,947            5.51%                 0.46%
55 Water Street, 32nd Floor,
New York, NY 10041
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations & Healthcare      Shares Class    No. of Shares    % of Share Class     % of Total
Mutual Fund - Shareholder                   Owned           Owned                                 Fund Shares
                                                                                                  All Classes
-------------------------------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts          Class A         37,843           31.24%                31.24%
4800 Deer Lake Drive E
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------
First Clearing                              Class A         13,711           11.32%                11.32%
10700 Wheat First Drive
Glen Allen, VA 23060
-------------------------------------------------------------------------------------------------------------

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Funds the Adviser and the Funds' principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Code. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

INVESTMENT ADVISER

Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 55% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Funds pursuant to an investment services agreement with the Fund dated October 1, 2003 (the "Agreement"). Clifford A. Goldstein is an affiliated person of the Adviser and acts as Director of the Company.

For the last fiscal year ended May 31, 2005, the funds paid a total of $103,304 in management fees:

AMIDEX35 Israel Mutual Fund                         $96,201

AMIDEX Cancer Innovations & Healthcare Mutual Fund   $7,103

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

On September 21, 2005, the Board of Directors of the Funds, including all of the Independent Directors, unanimously voted to approve the continuation of the investment advisory agreement with respect to the fund for the one-year period ending September 21, 2006.

In considering approval of the agreement, the Directors reviewed a variety of materials relating to the Fund and the Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a "Peer Group"), performance information for a benchmark index for the Fund (each, a "Fund Benchmark") and other information regarding the nature, extent and quality of the services provided by the Adviser and its affiliated companies, including performance, fee and expense information regarding each Fund provided to the Directors on a quarterly basis throughout the year.

The Independent Directors began the process of reviewing information and considering approval of the agreement in May 2005. Prior to acting on the matter, the Independent Directors met separately as a group in private sessions to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Directors received materials discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Directors evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing the Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs and the financial and non-financial resources available to provide services required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing the Fund, the Directors reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with the Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing the Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates from these relationships on a Fund-by-Fund basis and as a group of Funds (the "Fund Family"). The Directors considered the current and anticipated asset levels of the Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Directors concluded that the profitability to the Adviser and its affiliates from their relationnship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for the Fund at this time. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

The Directors concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Directors noted that, although the Fund's management fees and total expenses are above the median for its Peer Group, such fees and expenses are within the range of fees and expenses of the Peer Group and consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser. In this regard, the Directors noted that the Adviser has committed substantial resources to monitoring the valuation of portfolio securities and administering the Fund's short-term trading fees in an effort to prevent the Fund from experiencing dilution from purchases and redemptions of Fund shares.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the advisory agreement would be in the interests of the Fund and its shareholders. Accordingly, on August 30, 2005, the Directors, including all of the Independent Directors, voted to approve continuation of the advisory agreement with respect to the Fund.

PORTFOLIO MANAGERS

PORTFOLIO MANAGER:  Gadi Beer

Other Managed Accounts

A. Registered investment companies: 1

B. Other pooled investment vehicles: 0

C. Other accounts: 0

Mr. Beer has no conflicts of interest in the management of the account.

COMPENSATION

The Manager is an equity holder in the Advisor and participates in its profit sharing plan.

The Portfolio Manager is not incentivised with bonuses and does not receive a fixed salary.

The Portfolio Manager is not provided benefits packages.

Ownership of Securities

Dollar range of equity securities in the Fund held as of 12/31/2004 is $10,000-$50,000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisory Agreement between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Fund may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

During the fiscal year ended May 31, 2005, the fund paid approximately $2,624 in brokerage commissions These trades involved approximately $3,565,490 in principal value. The brokerage fees paid in this manner for the fund were as follows:

                                               COMMISSIONS     PRINCIPAL VALUE

AMIDEX35 Israel Mutual Fund $                    $2,426           $3,412,189

AMIDEX Cancer Innovations & Healthcare Fund        $198             $153,301

                             PERFORMANCE INFORMATION

VALUATION OF SHARES

A portfolio security listed or traded on an exchange in domestic or international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued using the market identified as primary based on trading volume and activity.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the Board. The Board members have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 12:00 noon Eastern Time.

Current yield and total return data for the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

YIELD

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                           Yield = 2 [(a-b/cd +1)6 - 1]

where

         a =   dividends and interest earned during the period.

         b =   expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

AVERAGE ANNUAL TOTAL RETURN

The following formula indicates the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                    P(1+T)n = ATV

Where:

           P = a hypothetical initial payment of $1,000

           T = average annual total return

           n =  number of years

         ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion).

         Each Fund's average annual total return is set forth below for the periods presented:

                                             As of December 31, 2004
-------------------------------------------------------------------------------------------------------------
                                               1 Year               5 Years             Since Inception
                                                                                          11/18/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class A    8.49%                   -7.65%              -4.69%
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class C    12.79%                  N/A                 -10.46%
-------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &            -3.69%                  N/A                 -2.39%
Healthcare Fund
-------------------------------------------------------------------------------------------------------------

* The AMIDEX35 Israel Mutual Fund A Shares commenced operations on November 18, 1999. The AMIDEX35 Israel Mutual Fund C Shares commenced operations on May 19, 2000. The AMIDEX Cancer Innovations & Healthcare Mutual Fund (A Shares) commenced operations on November 1, 2001. .

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return above. The formula assumes that distributions are invested minus taxes due on such distributions, and that redemption has no tax consequence:

                                 P(1+T)n = ATVD

Where:

                P = a hypothetical initial payment of $1,000

                T = average annual total return (after taxes
                    on distributions)

                n = number of years

                ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         Each Fund's average annual total return (after taxes on distributions) is set forth below for the periods presented:

                                               As of December 31, 2004
-------------------------------------------------------------------------------------------------------------
                                               1 Year               5 Years             Since Inception
                                                                                          11/18/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class A    8.49%                   -7.76%              -4.79%
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class C    12.79%                  N/A                 -10.61%
-------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &            -3.91%                  N/A                 -2.45%
Healthcare Fund
-------------------------------------------------------------------------------------------------------------

* The AMIDEX35 Israel Mutual Fund A Shares commenced operations on November 18, 1999. The AMIDEX35 Israel Mutual Fund C Shares commenced operations on May 19, 2000. The AMIDEX Cancer Innovations & Healthcare Mutual Fund (A Shares) commenced operations on November 1, 2001. .

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONSAND REDEMPTIONS)

The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return. The formula assumes that distributions are invested minus taxes due on such distributions and the ending value, subtracts capital gains taxes resulting from the redemption and adds the tax benefit from capital losses resulting from the redemption:

                     P(1+T)n = ATVDR

Where:

                           P =  a hypothetical initial payment of $1,000

                           T = average annual total return (after taxes on distributions and redemptions)

                           n =  number of years

                       ATVDR = ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions and taxes on redemption.

         Each Fund's average annual total return (after taxes on distributions and redemptions) is set forth below for the periods presented:

                                              As of December 31, 2004
-------------------------------------------------------------------------------------------------------------
                                               1 Year               5 Years             Since Inception
                                                                                          11/18/1999
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class A    5.52%                   -6.38%              -3.97%
-------------------------------------------------------------------------------------------------------------
AMIDEX35 Israel mutual Fund Class C    9.05%                   N/A                 -8.66%
-------------------------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &            -2.12%                  N/A                 -2.02%
Healthcare Fund
-------------------------------------------------------------------------------------------------------------

* The AMIDEX35 Israel Mutual Fund A Shares commenced operations on November 18, 1999. The AMIDEX35 Israel Mutual Fund C Shares commenced operations on May 19, 2000. The AMIDEX Cancer Innovations & Healthcare Mutual Fund (A Shares) commenced operations on November 1, 2001.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Funds' Prospectus under the Sections "Purchasing Shares" and "Redeeming Shares". This section supplements that information.

Redemptions will be made at net asset value, less any applicable CDSC for Class B and C shares. The Funds' net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Funds are open for business on each day that the New York Stock Exchange ("NYSE") is open. The Funds' share prices or net asset values per share ("NAV") are normally determined as of 4:00 p.m., New York time. The Funds' share prices are calculated by subtracting their liabilities from the closing fair market value of their total assets and dividing the result by the total number of shares outstanding on that day. Funds' liabilities include accrued expenses and dividends payable, and their total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION

Information concerning the taxation of the Funds is generally discussed in the Prospectus under the Section titled "Tax Considerations".

This Section supplements that discussion. The Funds intends to qualify as regulated investment companies under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Funds intend to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Funds may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Funds will notify corporate shareholders annually of the percentage of Funds dividends that qualifies for the dividend received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by a Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax Adviser concerning the effects of transactions in the Fund.

SPECIAL TAX CONSIDERATIONS FOR ISRAELI INVESTMENTS
(applies only to the AMIDEX35 Israel Mutual Fund)

The following information regarding special tax considerations for Israeli investments is not intended to constitute legal or professional tax advice nor does it cover all possible tax considerations applicable to the Fund. As always, you should consult your tax advisor about the tax consequences of your investment in the Fund.

Per the current U.S. - Israel Tax Treaty ("the Treaty"), there are generally two main tax sources pertaining to profits from investments in ordinary shares in Israeli investments: (1) profits from trade in shares constituting business income and (2) profits from trade in shares constituting capital gain.

      (1) Profits from trade in shares constituting business income. Pursuant to
Article 8 of the Treaty, a corporation resident in the United States for treaty purposes would generally be exempt from Israeli corporate taxes on the sale of the ordinary shares if the resident has no "permanent establishment" in Israel to which the ordinary shares are connected. Permanent establishment is defined as a permanent place of business through which a resident of one of the contracting countries engages in industrial or commercial activity.

      (2) Profits from trade in shares constituting capital gain. In the event that the derived profit is not attributed to the business activities of a permanent establishment in Israel, under Article 15 of the Treaty, capital gains from the sale of ordinary shares would in Israeli investment generally be exempt from Israeli capital-gains tax unless the following circumstances take place:

      (i) A U.S. resident held directly or indirectly, alone or jointly with a related party, at least 10% of the voting rights in an Israeli corporation at any time during the 12-month period preceding the sale; or

      (ii) A U.S. resident, being an individual, was present in Israel for an aggregate period of at least 183 days in the given tax-year.

If the Treaty's exemption under Article 15 does not apply, Israeli domestic law would then become relevant. However, Section 97(B2) of the Tax Ordinance was enacted recently within the framework of Amendment No. 132 to the Tax Ordinance and provides an exemption to non-residents from tax on capital gains from the sale of securities traded on the TASE.

The Fund believes, and has an expert opinion to that effect, that it does not have a permanent establishment in Israel, (as defined under applicable laws) and that therefore it is not deemed to be engaged in the trade or business of buying and selling securities in Israel. Therefore, it is believed that the Treaty applies to the Fund, and as a result under the Treaty no capital gain tax or income tax shall be imposed on the Fund's capital gains. The Fund shall be subjected to a withholding tax on dividends at a rate of 10%.

                             PORTFOLIO TRANSACTIONS

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Funds expect that their annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Funds will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for a Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the price closest to the closing price for that trading day. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

AMIDEX Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate vendors hired by the Board or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Funds' average daily net assets attributable to the applicable share Class. For the AMIDEX35 Israel Mutual Fund's fiscal year ending May 31, 2005, the Fund accrued and paid $7,786 in 12b-1 fees for its Class A shares. For the AMIDEX Cancer Innovations & Healthcare Mutual Fund's fiscal year ended May 31, 2005, the Fund accrued and paid $2,111 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Funds compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Funds' fiscal year ended May 31, 2005, the Funds did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Funds compensate the Adviser, if any, and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Funds' average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Funds' fiscal year ended May 31, 2005, the AMIDEX35 Israel Mutual Fund accrued and paid $5,324 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Funds' Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Funds' shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who were non-interested persons as defined in the 1940 Act at the time of the vote. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Funds and the Adviser have entered into a Distribution Agreement with Matrix Capital Group, Inc. effective February 1, 2005. The previous Distribution Agreement was terminated by InCap Securities, Inc., a wholly-owned subsidiary of InCap Group, Inc., upon InCap's resignation in early January 2005 due to a reorganization. Pursuant to the Distribution Agreement, Matrix will provide distribution services to the Funds. Matrix serves as underwriter/distributor of the Funds. Pursuant to the Distribution Agreement, Matrix receives $20,000 per year from the Funds allocated on average daily net assets. Matrix also receives commissions from the sale of Fund shares for which they are the broker of record. The distribution fees are reduced by the amount of commissions received and are paid from the accruals pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the Funds' fiscal year ended May 31, 2005, after deduction of commissions, Matrix received $1,176 and $232 from the AMIDEX35 Israel Mutual Fund Classes A and C respectively. For the same period Matrix received $355 from the AMIDEX Cancer Innovations & Healthcare Mutual Fund. For the Funds' fiscal year ended May 31, 2005 Matrix received $364 and $853 of commissions from the sale of Fund shares from the AMIDEX35TM Israel Mutual Fund and the AMIDEXTM Cancer Innovations & Healthcare Fund, respectively.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

The Funds have adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures are instructions to the Adviser on how to vote when specified matters are presented for shareholder vote. Funds procedures also cover recordkeeping, reporting, supervision and conflicts of interest. If there is a conflict between the interest of the Adviser and Funds shareholders that is not covered by the list of specified matters, then the Board of Directors or a designated disinterested Director must be contacted for a decision on how to vote on the matter. A copy of the Funds' Proxy Voting Procedures is attached as Appendix A. Beginning in late August 2004 for the 12 month period ended June 30, 2004, the Funds will, without charge, provide a copy of its proxy voting record to shareholders requesting same by calling (888) 876-3566. The proxy voting record will also be available on the SEC's website at www.sec.gov.

FUNDS SERVICE PROVIDERS

CUSTODIAN. US Bank acts as U.S. custodian for the Funds. As such, the Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Funds.

TRANSFER AGENT Matrix Capital Group, Inc. ("MCG") acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Board and Funds. Under the agreement, MCG is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Funds.

FUND ACCOUNTING. MCG also provides services as Administrator to the Funds pursuant to a written agreement with the Advisor and Funds. The Administrator supervises all aspects of the operations of the Funds except those performed by the Advisor under the Funds' investment advisory agreement. The Administrator is responsible for:

     (a) calculating the Funds' net asset value

     (b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940

     (c) preparing financial statements contained in reports to stockholders of the Funds

     (d) Assisting in preparation of the Funds' federal and state tax returns

     (e) preparing reports and filings with the Securities and Exchange
         Commission

     (f) preparing filings with state Blue Sky authorities

     (g) maintaining the Funds' financial accounts and records. All fees charged by the administrator are paid by the Funds.

DISTRIBUTOR Matrix Capital Group, Inc., 630 Fitzwatertown Rd., Building A, Second Floor, Willow Grove, PA 19090, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Advisor and Funds. All fees charged by the distributor are paid by the Funds.

INDEPENDENT AUDITORS: Cohen McCurdy, Ltd. 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145 serves as the Company's independent auditors.

LEGAL COUNSEL: RABIL & ROPKA, L.L.C. 215 Fries Mill Road Turnersville, New Jersey 08012, serves as counsel to the Independent Directors and the Fund.

FINANCIAL STATEMENTS

The financial statements in the May 31, 2005 Annual Report of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Cohen McCurdy, Ltd., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.